UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  June 19, 2020

FRANCHISE GROUP, INC.
(Exact name of registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	001-35588 (Commission File Number)	27-3561876 (I.R.S. Employer Identification Number)

1716 Corporate Landing Parkway, Virginia Beach, Virginia 23454
(Address of Principal Executive Offices)  (Zip Code)

(757) 493-8855
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	FRG	NASDAQ Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Events.
On February 14, 2020, Franchise Group, Inc. (the “Company”) completed its acquisition of American Freight Group, Inc. (“American Freight”), pursuant to the terms of that certain Agreement and Plan of Merger (as amended, the “Merger Agreement”) by and among Franchise Group Newco Intermediate AF, LLC (“Parent”), American Freight, Franchise Group Merger Sub AF, Inc., a Delaware limited liability company and a subsidiary of Parent (“Merger Sub”), and The Jordan Company, L.P., a Delaware limited partnership, solely in its capacity as representative for the Fully-Diluted Stockholders (as defined in the Merger Agreement), pursuant to which, among other things, Merger Sub merged with and into American Freight, with American Freight surviving as a wholly owned subsidiary of Parent. The Acquisition was reported on a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on December 30, 2019, which was amended by a Form 8-K/A filed with the SEC on May 4, 2020 to include the audited financial statements of American Freight as of and for the years ended December 29, 2019 and December 30, 2018 and the unaudited pro forma combined balance sheet as of December 28, 2018 and the unaudited pro forma combined statement of operations for the eight months ended December 29, 2019 and year ended April 30, 2019. The Company is filing this Current Report on Form 8-K to file certain pro forma financial information as of and for the three months ended March 28, 2020, for the eight months ended December 28, 2019 and for the year ended April 30, 2019, so that such financial information may be incorporated by reference into the Company’s filings with the SEC.

Item 9.01. Financial Statements and Exhibits.

(b) Pro Forma Financial Information
The following information is attached hereto as Exhibit 99.1 and incorporated herein by reference:

(i)	Unaudited Pro Forma Combined Financial Statements as of and for the three months ended March 28, 2020, for the eight months ended December 28, 2019 and for the year ended April 30, 2019.
(ii)    Notes to the Unaudited Pro Forma Combined Financial Statements.

(d) Exhibits

The following exhibits are filed herewith:

Exhibit No.	Description of Exhibits

99.1*	Proforma Financial Statements

* Filed herewith

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANCHISE GROUP, INC.

Date: June 19, 2020	By:	/s/ Eric Seeton
Eric Seeton
Chief Financial Officer